Exhibit 99.1

Bazaarvoice, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2016	April 30, 2015
Assets
Current assets:
Cash and cash equivalents	$43,963	$54,041
Short-term investments	50,682	52,730
Accounts receivable, net	39,597	49,532
Prepaid expenses and other current assets	8,415	12,977
Total current assets	142,657	169,280
Property, equipment and capitalized internal-use software development costs, net	31,649	19,054
Goodwill	139,155	139,155
Acquired intangible assets, net	9,607	11,498
Other non-current assets	5,214	3,974
Total assets	$328,282	$342,961
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,110	$3,539
Accrued expenses and other current liabilities	23,167	27,397
Deferred revenue	62,735	60,400
Total current liabilities	92,012	91,336
Long-term liabilities:
Revolving line of credit	42,000	57,000
Deferred revenue less current portion	2,481	2,530
Other liabilities, long-term	7,255	712
Total liabilities	143,748	151,578
Commitments and contingencies
Stockholders’ equity:
Common stock	8	8
Additional paid-in capital	437,239	418,509
Accumulated other comprehensive loss	(878)	(638)
Accumulated deficit	(251,835)	(226,496)
Total stockholders’ equity	184,534	191,383
Total liabilities and stockholders’ equity	$328,282	$342,961

Bazaarvoice, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except net loss per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2016	2015	2016	2015
Revenue	$50,709	$48,317	$199,766	$191,181
Cost of revenue	19,253	18,148	76,867	69,906
Gross profit	31,456	30,169	122,899	121,275
Operating expenses:
Sales and marketing	18,027	20,427	69,808	78,373
Research and development	10,391	9,880	41,477	37,695
General and administrative	7,577	7,582	30,398	30,507
Acquisition-related and other	157	815	1,415	4,046
Restructuring charges	1,575	—	1,575	—
Amortization of acquired intangible assets	309	309	1,237	1,237
Total operating expenses	38,036	39,013	145,910	151,858
Operating loss	(6,580)	(8,844)	(23,011)	(30,583)
Other income (expense), net:
Interest income	137	52	412	95
Interest expense	(552)	(433)	(2,180)	(1,451)
Other income (expense)	31	(140)	(522)	(1,171)
Total other income (expense), net	(384)	(521)	(2,290)	(2,527)
Loss from continuing operations before income taxes	(6,964)	(9,365)	(25,301)	(33,110)
Income tax expense (benefit)	165	(540)	38	54
Net loss from continuing operations	$(7,129)	$(8,825)	$(25,339)	$(33,164)
Loss from discontinued operations, net of tax	—	—	—	(1,257)
Net loss applicable to common stockholders	$(7,129)	$(8,825)	$(25,339)	$(34,421)
Net loss per share applicable to common stockholders:
Continuing operations	$(0.09)	$(0.11)	$(0.31)	$(0.42)
Discontinued operations	—	—	—	(0.02)
Basic and diluted loss per share	$(0.09)	$(0.11)	$(0.31)	$(0.44)
Basic and diluted weighted average number of shares outstanding	81,502	79,668	80,859	78,645

Bazaarvoice, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2016	2015	2016	2015
Operating activities:
Net loss	$(7,129)	$(8,825)	$(25,339)	$(34,421)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	3,575	3,284	14,062	12,453
Loss on disposal of discontinued operations, net of tax	—	—	—	1,537
Loss on sub-lease	546	—	546	—
Stock-based expense	3,521	2,963	14,761	12,201
Bad debt expense	358	1,029	93	3,155
Excess tax benefit related to stock-based expense	—	(4)	—	(6)
Amortization of deferred financing costs	59	59	235	98
Other non-cash expense (benefit)	(9)	6	73	151
Changes in operating assets and liabilities:
Accounts receivable	(873)	5,168	9,842	(13,589)
Prepaid expenses and other current assets	666	1,435	187	(165)
Other non-current assets	(563)	(65)	(1,531)	(177)
Accounts payable	604	(1,141)	2,401	(297)
Accrued expenses and other current liabilities	710	1,226	(4,428)	(1,165)
Deferred revenue	2,061	(552)	2,286	6,258
Other liabilities, long-term	1,165	(1,666)	6,204	(2,599)
Net cash provided by (used in) operating activities	4,691	2,917	19,392	(16,566)
Investing activities:
Proceeds from sale of discontinued operations	—	—	4,501	25,500
Purchases of property, equipment and capitalized internal-use software development costs	(4,479)	(2,639)	(23,657)	(11,438)
Decrease in restricted cash	—	—	—	500
Purchases of short-term investments	(8,367)	(3,634)	(61,834)	(82,770)
Proceeds from maturities of short-term investments	8,633	9,914	63,650	65,681
Proceeds from sale of short-term investments	—	—	—	5,012
Net cash provided by (used in) investing activities	(4,213)	3,641	(17,340)	2,485
Financing activities:
Proceeds from employee stock compensation plans	250	1,330	3,027	7,545
Proceeds from revolving line of credit	—	—	—	57,000
Payments on revolving line of credit	(15,000)	—	(15,000)	(27,000)
Deferred financing costs	—	—	—	(706)
Excess tax benefit related to stock-based expense	—	4	—	6
Net cash provided by (used in) financing activities	(14,750)	1,334	(11,973)	36,845
Effect of exchange rate fluctuations on cash and cash equivalents	291	362	(157)	(657)
Net change in cash and cash equivalents	(13,981)	8,254	(10,078)	22,107
Cash and cash equivalents at beginning of period	57,944	45,787	54,041	31,934
Cash and cash equivalents at end of period	$43,963	$54,041	$43,963	$54,041
Supplemental disclosure of non-cash investing and financing activities:
Purchase of fixed assets recorded in accounts payable	$180	$282	$180	$282
Asset retirement obligation costs incurred	$100	$532	$100	$532
Capitalized stock-based compensation	$203	$150	$813	$601

Bazaarvoice, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures for Continuing Operations
(in thousands, except net loss per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2016	2015	2016	2015
Non-GAAP net income (loss) and net income (loss) per share from continuing operations:
GAAP net loss from continuing operations (1)	$(7,129)	$(8,825)	$(25,339)	$(33,164)
Stock-based compensation (2)	3,724	3,113	15,574	12,678
Amortization of acquired intangible assets	472	472	1,890	1,890
Acquisition-related and other expense	157	815	1,415	4,046
Restructuring charges (3)	1,575	—	1,575	—
Other stock-related benefit (5)	—	—	—	(430)
Income tax adjustment for non-GAAP items	(10)	(6)	(10)	(8)
Non-GAAP net loss from continuing operations	$(1,211)	$(4,431)	$(4,895)	$(14,988)
GAAP basic and diluted shares	81,502	79,668	80,859	78,645
Non-GAAP basic and diluted net loss per share from continuing operations	$(0.01)	$(0.06)	$(0.06)	$(0.19)
Adjusted EBITDA from continuing operations:
GAAP net loss from continuing operations (1)	$(7,129)	$(8,825)	$(25,339)	$(33,164)
Stock-based compensation (2)	3,724	3,113	15,574	12,678
Adjusted depreciation and amortization (4)	1,401	1,349	5,665	5,609
Restructuring charges (3)	1,575	—	1,575	—
Acquisition-related and other expense	157	815	1,415	4,046
Other stock-related benefit (5)	—	—	—	(430)
Income tax expense (benefit)	165	(540)	38	54
Total other (income) expense, net	384	521	2,290	2,527
Adjusted EBITDA from continuing operations	$277	$(3,567)	$1,218	$(8,680)

(1)
During the fourth quarter of fiscal 2016, the Company recorded out of period adjustments to revenue, the cumulative effect of which increased revenue, and decreased net loss from continuing operations, by $0.6 million and $0.9 million for the twelve and three month periods ended April 30, 2016. The adjustments related to errors in the timing of recognition of revenue, for which all required criteria had been satisfied in prior periods. The Company has determined that these adjustments were not material to any prior annual or interim periods, and the resulting correction is not material to its annual results for fiscal 2016 or to the trend in earnings.

(2)

Stock-based compensation includes the following:
Cost of revenue	$503	$294	$2,167	$1,517
Sales and marketing	543	950	2,956	3,923
Research and development	688	557	2,671	1,960
General and administrative	1,787	1,162	6,967	4,677
Stock-based expense	$3,521	$2,963	$14,761	$12,077
Capitalized stock compensation	203	150	813	601
Stock-based compensation	$3,724	$3,113	$15,574	$12,678

(3)
In February 2016, the Company made the decision to suspend sales of its BV Local product, reduce its cost structure to improve operating efficiencies and align resources with its growth strategies. Costs associated with these restructuring activities include workforce reductions charges, and facilities charges related to the loss recorded on the sub-lease of excess office space at the Company's headquarters.

(4)

	Three Months Ended April 30,		Year Ended April 30,
	2016	2015	2016	2015
Adjusted depreciation and amortization includes the following:
Cost of revenue	$445	$405	$1,816	$1,713
Sales and marketing	201	220	957	1,002
Research and development	227	181	839	786
General and administrative	219	234	816	871
Amortization of acquired intangible assets	309	309	1,237	1,237
Adjusted depreciation and amortization	$1,401	$1,349	$5,665	$5,609

(5) Other stock-related expense represents an estimated liability for taxes and related items in connection with the treatment of certain stock option grants. Since the estimated liability directly relates to stock option grants and as stock-based expenses are consistently excluded from the non-GAAP financial measures, the Company excluded this estimated liability. During the twelve months ended April 30, 2015, the Company recorded a benefit of $0.4 million due to a reduction of this estimated liability. Other stock-related expense includes the following:

General and administrative	$—	$—	$—	$(430)
Other stock-related expense	$—	$—	$—	$(430)

Bazaarvoice, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures for Discontinued Operations
(in thousands, except net loss per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2016	2015	2016	2015
Non-GAAP net income and net earnings per share from discontinued operations:
GAAP net loss from discontinued operations	$—	$—	$—	$(1,257)
Stock-based expense (1)	—	—	—	124
Acquisition-related, divestiture-related and other expenses	—	—	—	682
Loss on disposal of discontinued operations, net of tax (2)	—	—	—	1,537
Non-GAAP net income from discontinued operations	$—	$—	$—	$1,086
GAAP basic weighted average shares outstanding				78,645
GAAP diluted weighted average shares outstanding				79,793
Non-GAAP basic earnings per share from discontinued operations	$—	$—	$—	$0.01
Non-GAAP diluted earnings per share from discontinued operations	$—	$—	$—	$0.01
Adjusted EBITDA from discontinued operations:
GAAP net loss from discontinued operations	$—	$—	$—	$(1,257)
Stock-based expense (1)	—	—	—	124
Acquisition-related, divestiture-related and other expenses	—	—	—	682
Income tax expense (benefit)	—	—	—	23
Estimated loss on disposal of discontinued operations, net of tax (2)	—	—	—	1,537
Adjusted EBITDA from discontinued operations	$—	$—	$—	$1,109
(1)

Stock-based compensation includes the following:
Cost of revenue	$—	$—	$—	$115
Research and development	—	—	—	4
General and administrative	—	—	—	5
Stock-based compensation	$—	$—	$—	$124
(2) On July 2, 2014, the Company completed the sale of PowerReviews for a total cash consideration of $30.0 million. Of the $30.0 million sales price, $4.5 million was placed into escrow as partial security for the Company’s indemnification obligations. The Company recognized a loss on the disposal of PowerReviews of $1.5 million for the twelve months ended April 30, 2015.

Bazaarvoice, Inc.
Selected Quarterly Financial and Operational Metrics for Continuing and Discontinued Operations
(in thousands, except active enterprise clients and full-time employees data)
(unaudited)

	Three Months Ended
	Jul 31,	Oct 31,	Jan 31,	Apr 30,	Jul 31,	Oct 31,	Jan 31,	Apr 30,
	2014	2014	2015	2015	2015	2015	2016	2016
Continuing Operations:
Revenue (1)	$45,977	$47,325	$49,562	$48,317	$48,876	$49,926	$50,255	$50,709
Cost of revenue	16,356	17,414	17,988	18,148	19,548	19,146	18,920	19,253
Gross profit	29,621	29,911	31,574	30,169	29,328	30,780	31,335	31,456
Operating expenses:
Sales and marketing	20,995	18,931	18,020	20,427	19,166	16,502	16,113	18,027
Research and development	9,730	9,306	8,779	9,880	10,533	10,354	10,199	10,391
General and administrative	7,893	8,100	6,932	7,582	8,238	7,643	6,940	7,577
Acquisition-related and other expense	492	2,326	413	815	702	224	332	157
Restructuring charges	—	—	—	—	—	—	—	1,575
Amortization of acquired intangible assets	309	310	309	309	309	310	309	309
Total operating expenses	39,419	38,973	34,453	39,013	38,948	35,033	33,893	38,036
Operating loss	(9,798)	(9,062)	(2,879)	(8,844)	(9,620)	(4,253)	(2,558)	(6,580)
Total other expense, net	(498)	(588)	(920)	(521)	(712)	(475)	(719)	(384)
Loss before income taxes	(10,296)	(9,650)	(3,799)	(9,365)	(10,332)	(4,728)	(3,277)	(6,964)
Income tax expense (benefit)	12	258	324	(540)	(88)	124	(163)	165
Net loss from continuing operations	$(10,308)	$(9,908)	$(4,123)	$(8,825)	$(10,244)	$(4,852)	$(3,114)	$(7,129)
Stock-based compensation (2)	$3,122	$3,343	$3,100	$3,113	$4,049	$3,909	$3,892	$3,724
Adjusted depreciation and amortization (3)	1,334	1,598	1,328	1,349	1,600	1,255	1,409	1,401
Restructuring charges (4)	—	—	—	—	—	—	—	1,575
Acquisition-related and other expense	492	2,326	413	815	702	224	332	157
Other stock-related benefit (5)	(430)	—	—	—	—	—	—	—
Income tax expense (benefit)	12	258	324	(540)	(88)	124	(163)	165
Total other (income) expense, net	498	588	920	521	712	475	719	384
Adjusted EBITDA from continuing operations	$(5,280)	$(1,795)	$1,962	$(3,567)	$(3,269)	$1,135	$3,075	$277
Loss from discontinued operations	$(1,257)	$—	$—	$—	$—	$—	$—	$—
Stock-based compensation (2)	124	—	—	—	—	—	—	—
Acquisition-related, divestiture-related and other expenses	682	—	—	—	—	—	—	—
Income tax expense	23	—	—	—	—	—	—	—
Estimated loss on disposal of discontinued operations, net of tax (7)	1,537	—	—	—	—	—	—	—
Adjusted EBITDA from discontinued operations	$1,109	$—	$—	$—	$—	$—	$—	$—
Number of active clients from continuing operations (at period end) (6)	1,189	1,243	1,292	1,331	1,337	1,360	1,383	1,399
Full-time employees including employees attributable to discontinued operations (at period end)	787	814	825	826	834	855	817	756

(1)

	Three Months Ended
	Jul 31,	Oct 31,	Jan 31,	Apr 30,	Jul 31,	Oct 31,	Jan 31,	Apr 30,
	2014	2014	2015	2015	2015	2015	2016	2016
Revenue from continuing operations includes the following:
SaaS	$44,324	$45,199	$46,429	$46,173	$46,830	$47,671	$47,884	$49,108
Advertising	1,653	2,126	3,133	2,144	2,046	2,255	2,371	1,601
Revenue	$45,977	$47,325	$49,562	$48,317	$48,876	$49,926	$50,255	$50,709
Revenue from discontinued operations includes the following:
SaaS	$2,517	$—	$—	$—	$—	$—	$—	$—
Advertising	18	—	—	—	—	—	—	—
Revenue	$2,535	$—	$—	$—	$—	$—	$—	$—
Total revenue:
SaaS	$46,841	$45,199	$46,429	$46,173	$46,830	$47,671	$47,884	$49,108
Advertising	1,671	2,126	3,133	2,144	2,046	2,255	2,371	1,601
Revenue	$48,512	$47,325	$49,562	$48,317	$48,876	$49,926	$50,255	$50,709
(2)

Stock-based compensation from continuing operations includes the following:
Cost of revenue	$314	$458	$451	$294	$472	$607	$585	$503
Sales and marketing	944	1,162	867	950	1,084	643	686	543
Research and development	473	380	550	557	566	717	700	688
General and administrative	1,217	1,201	1,097	1,162	1,736	1,739	1,705	1,787
Stock-based expense from continuing operations	$2,948	$3,201	$2,965	$2,963	$3,858	$3,706	$3,676	$3,521
Capitalized stock-based compensation	174	142	135	150	191	203	216	203
Stock-based compensation from continuing operations	$3,122	$3,343	$3,100	$3,113	$4,049	$3,909	$3,892	$3,724
Stock-based compensation from discontinued operations includes the following:
Cost of revenue	$115	$—	$—	$—	$—	$—	$—	$—
Research and development	4	—	—	—	—	—	—	—
General and administrative	5	—	—	—	—	—	—	—
Stock-based compensation from discontinued operations	$124	$—	$—	$—	$—	$—	$—	$—

(3)

	Three Months Ended
	Jul 31,	Oct 31,	Jan 31,	Apr 30,	Jul 31,	Oct 31,	Jan 31,	Apr 30,
	2014	2014	2015	2015	2015	2015	2016	2016
Adjusted depreciation and amortization from continuing operations includes the following:
Cost of revenue	$427	$481	$400	$405	$514	$401	$456	$445
Sales and marketing	258	303	221	220	349	197	210	201
Research and development	199	242	164	181	209	175	228	227
General and administrative	141	262	234	234	220	171	206	219
Amortization of acquired intangible assets	309	310	309	309	308	311	309	309
Adjusted depreciation and amortization from continuing operations	$1,334	$1,598	$1,328	$1,349	$1,600	$1,255	$1,409	$1,401

(4)
In February 2016, the Company made the decision to suspend sales of its BV Local product, reduce its cost structure to improve operating efficiencies and align resources with its growth strategies. Costs associated with these restructuring activities include workforce reductions charges, and facilities charges related to the loss recorded on the sub-lease of excess office space at the Company's headquarters.

(5)

Other stock-related benefit from continuing operations includes the following:
General and administrative	$(430)	$—	$—	$—	$—	$—	$—	$—
Other stock-related benefit	$(430)	$—	$—	$—	$—	$—	$—	$—

(6)
Beginning as of our first fiscal quarter of 2016, we define an active client as an organization for which we have a contract and the client is launched as of the last day of the quarter, and we count organizations that are closely related as one client, even if they have signed separate contractual agreements.

Due to the presentation of the PowerReviews business as discontinued operations, we have separated our active clients into two categories: 1) active clients from continuing operations and 2) active clients from discontinued operations. As a result, each category could include a common client for which we recognized recurring revenue who has organizations that have separate contractual agreements.
All periods prior to the first fiscal quarter of 2016 discussed in this press release or presented in the accompanying financial tables have been revised to conform to this definition of an active client.

(7)
On July 2, 2014, the Company completed the sale of PowerReviews for a total cash consideration of $30.0 million. Of the $30.0 million sales price, $4.5 million was placed into escrow as partial security for the Company’s indemnification obligations. The Company incurred a total loss of $10.7 million on the sale of PowerReviews. The loss on disposal of discontinued operations was determined by offsetting the total consideration from selling the PowerReviews business by any associated transaction costs and the net carrying value of the assets and liabilities held for sale as of July 2, 2014. Of the $10.7 million loss on disposal of discontinued operations, $9.2 million was recognized as an estimated loss on disposal of discontinued operations during the three months ended April 30, 2014 resulting in the incremental loss of $1.5 million being recognized in the three months ended July 31, 2014.